                                                                    Exhibit 10.3

                   SALES COMMISSION AND CO-MARKETING AGREEMENT

THIS SALES COMMISSION AND CO-MARKETING AGREEMENT  ("Agreement"),  Is executed in duplicate as of the 19th day of January,  2012 (the  "Effective  Date"),  by and
between:

DSG TAG SYSTEMS,  INC.,  a Nevada  corporation  with a registered  office in the
Province of British Columbia,  Canada with its offices situated at 214-5455 152"
Street Surrey, BC, Canada V3S 5A5, (HEREINAFTER REFERRED TO AS "DSG-TAG"),

AND:

E-Z-GO  DIVISION  OF  TEXTRON  INC.,  a  Delaware  corporation,  with its E-Z-GO
Division having its principal offices at 1451 Marvin Griffin Road,  Augusta,  GA
30906 (HEREINAFTER REFERRED TO AS "E-Z-GO"),

Whereas,  DSG-TAG has developed and owns a  proprietary  fleet  management/asset
tracking  system,   specifically  designed  for  golf  and  turf  vehicle  fleet management  (the "SYSTEM") and is engaged in the  production,  lease and sale of
Systems and other products related to the recreation industry (collectively, the
"DSG PRODUCTS") and is desirous of creating and having a sales, distribution and service network for the DSG Products;

Whereas  E-Z-GO is in the business of  manufacturing  and/or  distributing  golf cars,  utility vehicles and personal  transportation  vehicles under the E-Z-GO,
Cushman and Bad Boy Buggies brand names (collectively the "E-Z-GO PRODUCTS") and has an extensive network of dealers and distributors in North and South America,
Asia, Africa and Australia.

Whereas both DSG-TAG and E-Z-GO (hereinafter  referred to as "THE PARTIES") have a mutual Interest in assisting each other in promoting sales of their respective products.

THEREFORE, it is agreed as follows between the parties:

APPOINTMENT  OF  TERRITORY:  DSG-TAG  hereby  agrees  to  appoint  E-Z-GO as its non-exclusive  sales  representative  for sales of the DSG  Products  within the territory  covering all of the  countries in the  continents  of North  America,
South America, Australia, Africa and Asia (east of Bangladesh). The territory so described, or as it may be subsequently enlarged,  reduced, or otherwise changed in area or in scope in accordance with the terms hereof, is hereinafter referred to as the "TERRITORY".

SALES OUTSIDE  TERRITORY:  If E-Z-GO generates sales from customers  outside the
Territory these sales will be done on a non-exclusive  basis;  however they will require the prior written consent of DSG-TAG.  DSG-TAG shall not grant any other person or entity  the right to sell or  distribute  the  DSG-TAG  Product in the named  Territory.  E-Z-GO also  recognizes  that  DSG-TAG  may have  contractual obligations to provide DSG Products to certain Golf Course management companies.
In such a case,  DSG-TAG and E-Z-GO will  negotiate  in good faith  whether such sales or leases will be eligible for Commission.

TERM AND  TERMINATION:  The term of this  Agreement  shall be for five (5) years
(the  "TERM"),  subject  to the terms and  conditions  of this  Agreement.  This
Agreement may only be renewed in a writing signed by the authorized  signatories of both Parties.  Either party shall have the right,  on six (6) months  written notice by  certified  or  registered  mail,  to  terminate  this  Agreement  for convenience. This Agreement may also be terminated for cause upon written notice by certified or registered  mail,  which shall become effective thirty (30) days after receipt,  unless the terminated party cured the breach prior to the end of the notice period. Upon the termination or expiration of this Agreement,  E-Z-GO shall cease its marketing  activities for the DSG Products,  provided,  however, that DSG-TAG  shall be liable to pay  Commission  to E-Z-GO for all sales of DSG
Products  prior to the  termination  cate for  which  DSG-TAG  is  liable to pay
Commission pursuant to this Agreement.

E-Z-GO DUTIES:

E-Z-GO  shall  use  its  reasonable  best  efforts  to  locate  and  communicate diligently with potential EZ-GO Product  customers about the DSG Products in the
Territory,  shall promote in all reasonable and proper ways the sale or lease of the DSG  Products,  and  shall  in all  respects  assist  to  advance  DSG-TAG's interests in the Territory.

E-Z-GO will issue notifications,  subject to technical  verification of each DSG
Product,  to all of its  distributors  and resellers in the  Territory  that DSG
Products are deemed to be officially  approved  accessories  for E-Z-GO Products and do not void or in any way affect  applicable  E-Z-GO  Product  warranties if installed by a certified technician.

DSG-TAG DUTIES:

SALES  COMMISSION  -- From every sale,  lease or transfer of DSG Product that is installed on an EZ-GO  Product in the  Territory,  DSG-TAG shall pay to E-Z-GO a commission of US$ 50 / unit (the "Commission").  Not later than thirty (30) days following the end of each  calendar  quarter  during the Term of the  Agreement,
DSG-TAG shall provide to E-Z-GO a sales commission report form, substantially in the form set forth on Exhibit A (the  "Sales  Commission  Report  Form"),  which shall be signed and certified as accurate and complete by an officer of DSG-TAG.
E-Z-GO shall have fifteen (15) days from receipt of the Sales Commission  Report
Form to review the Sales  Commission  Report Form and  provide  any  comments to
DSG-TAG.  DSG-TAG  shall pay the  Commission to E-Z-GO by wire transfer no later than sixty (60) days following the end of the applicable quarter,  provided that if E-Z-GO has comments on the Sales  Commission  Report Form,  DSG-TAG shall pay all  unchallenged  Commissions  within sixty (60) days  following the end of the applicable  quarter and shall make such  additional  Commission  payments as may result from the Parties'  review and discussion of the Sales  Commission  Report
Form.  E-Z-GO shall have the right at any time during the Term of the  Agreement and for  ninety  (90) days  following  the  termination  or  expiration  of this
Agreement,  to review all relevant DSG-TAG books and records to substantiate the accuracy of the Sales Commission Report Form.

TRAINING - DSG-TAG shall at its own expense make available to E-Z-GO's employees
DSG Product training  materials to assist E-Z-GO with the sales and marketing of
DSG Product.

LITERATURE  - DSG-TAG  shall make  available  and provide to E-Z-GO at DSG-TAG's expense  reasonable  quantities of promotional and technical  literature for the
DSG Products  immediately  as they are produced and become  available by DSG-TAG and provide  ready  artwork for printing and  translation.  DSG-TAG will forward camera ready  material so E-Z-GO can print copies of literature in the languages required.

SERVICE -- DSG-TAG will provide all necessary  warranty and service  support for the DSG Products in the Territory and the parties  acknowledge that E-Z-GO shall have no obligation to provide any warranty or service support for DSG Products,

E-Z-GO AS  INDEPENDENT  CONTRACTOR:  E-Z-GO's  personnel  are not  employees  of
DSG-TAG,  and have no  authority  to enter into any  agreement or contract or to make any  promise,  affirmation,  description  or  representation  on  behalf of
DSG-TAG.  E-Z-GO has no right or authority to create any obligation of any kind, or to incur any liability whatever, on behalf of DSG-TAG.  E-Z-GO shall function as an  independent  contractor  only,  and shall not have any interest in common with DSGTAG as part of any joint  venture,  syndicate  or pool unless  otherwise agreed by the parties.

REPRESENTATION:  E-Z-GO represents and warrants to DSG-TAG that E-Z-GO currently does not and will not during the term of this Agreement and any renewal thereof, directly or indirectly sell, deal in or otherwise  exploit  products,  which are competitive in the Territory with the DSG Products.

INDEMNIFICATION:  DSG-TAG shall  indemnify,  defend and hold harmless E-Z-GO and its affiliates and their respective employees,  officers, directors, dealers and distributors from and against all claims, damages,  tosses,  liabilities,  costs and  expenses  (including,  but not  limited  to,  reasonable  attorneys'  fees,
litigation   costs  and  legal  expenses)   arising  from  or  relating  to  the
installation, use, maintenance or repair of DSG Products.

APPLICABLE  TAX, VENUE:  This  Agreement,  and the rights and liabilities of the parties hereto,  shall in all respects be interpreted,  enforced and governed by and under and construed in accordance with the laws of British Columbia, Canada.
If at any time any  question,  dispute  or  difference  whatsoever  shall  arise between  DSG-TAG and E-Z-GO  upon,  in relation to, or in  connection  with this
Agreement  that  cannot BE  resolved  through  discussions  between  the  senior management of the Parties  either DSG-TAG or E-Z-GO may give to the other notice in writing of the existence of such  question,  dispute or  difference,  and the same shall be referred to arbitration by a three person panel which  arbitration shall be held in  accordance  with the  Rules of the  International  Chamber  of
Commerce. The arbitration will be held in Charlotte,  North Carolina,  USA. Each party  shall  appoint  one  member of the panel and the two so  appointed  shall appoint the third member.  Notwithstanding anything else to the contrary herein, either party will always be entitled to address any court competent with respect to the  other  party  or  the  DSG  Products  in  respect  of  obtaining  either provisional  measures  or  interim  relief  and  applications  for  attachments, freezing orders, etc.

NOTICES:  All  notices  and  other  communications  hereunder  shall  be made in writing,  and  shall be  deemed  to have  been  given  on the  date of  personal delivery,  facsimile  transmission  (with confirmation of receipt) or mailing if delivered personally,  sent by facsimile or mailed, air mail first-class postage prepaid, to:

If to DSG-TAG, to:

DSG-TAG Systems Inc.
Suite 214, 5455-- 152nd. Street Surrey,
B.C. Canada V3S 5A5 Fax: 778-574-2268

If to the E-Z-GO, to:

E-Z-GO
1451 Marvin Griffin Road
Augusta, GA 30906 USA
Fax: 706-772-8819

THIRD PARTY RIGHTS:  The parties to this Agreement do not intend that any of its terms will be enforceable by ANY person not a party to it.

ENTIRE AGREEMENT:  This Agreement  contains all the terms which the parties have agreed in relation to the subject  matter of this  Agreement and  supersedes any prior written or oral agreements,  representations or understandings between the parties relating to such subject matter.

ASSIGNMENT:  Neither this  Agreement  nor any rights  granted  hereunder  may be assigned In whole or in part by either party without the express written consent of the other party,  except that this Agreement may be assigned by E-Z-GO to any
Affiliate or any successor to all or substantially all of the business or assets of E-Z-GO.

AMENDMENT:  No amendment to this  Agreement  shall be valid unless signed by the authorized signatories of both parties.

Executed as of the 19th day of January, 2012.

DSG-TAG SYSTEMS INC.                        E-Z-GO DIVISION OF TESTRON INC.

Signature: /s/ Robert Silzer Sr.            Signature: /s/ Mike Parkhurst
          --------------------------                  --------------------------

Name: Robert Silzer Sr.                     Name: Mike Parkhurst
     -------------------------------             -------------------------------

Title: C.E.O.                               Title: V.P> Golf Business
     -------------------------------             -------------------------------

Date: Jan 19 / 2012                         Date: 1/19/12
     -------------------------------             -------------------------------

                                   SCHEDULE A

                          COMMISSION SALES REPORT FORM

                     DSG PRODUCT SALES COMISSION REPORT FORM

                               __ QUARTER - 201[ ]

                                                                      Type of        E-Z-GO                         # of
                            Customer Address           Date of          DSG          Product       Lease Term      Units
Customer Name      (Street, City, State, Country)    Installation     Product     Installed On       (Years)     Installed
-------------      ------------------------------    ------------     -------     ------------       -------     ---------

TOTAL # OF UNITS INSTALLED:             _______

COMMISSION PAYABLE @ US$50 PER UNIT:    $______

I hereby  certify  that the  information  set  forth on this DSG  Product  Sales
Commission Report Form is a true, accurate and complete list of all DSG Products solid in the territory during the period set forth above:

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SIGNATURE

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NAME AND TITLE

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DATE